UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  November 17, 2006

iVOW, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-22743	94-3184035
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

11455 El Camino Real, Suite 140, San Diego, California 92130

(Address of principal executive offices, with zip code)

(858) 703-2820

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes In Registrant’s Certifying Accountant.

In a letter dated November 21, 2006, J. H. Cohn LLP informed the Registrant that it resigned from its position as the Registrant’s independent registered public accounting firm effective November 17, 2006.  J. H. Cohn LLP had served as the Registrant’s independent registered public accounting firm since September 27, 2004.  In its resignation letter, which is attached as an exhibit hereto, J. H. Cohn LLP stated that “[i]nformation recently has come to our attention that leads us to no longer be willing to rely on management’s representations or to be associated with iVOW, Inc.’s interim financial statements for the nine months ending September 30, 2006.”  J. H. Cohn LLP’s resignation constitutes a “reportable event” pursuant to Item 304(a)(1)(iv)(B)(2) of Regulation S-B.

Based on discussions with J. H. Cohn LLP, the Registrant believes that J. H. Cohn LLP decided to resign following its review of the minutes of the meetings of the Registrant’s board of directors held after the Registrant executed the Agreement and Plan of Merger with Crdentia Corp. on September 20, 2006 (the “Merger Agreement”).  J. H. Cohn LLP reviewed the board minutes in connection with its review of the Registrant’s interim financial information for the fiscal quarter ended September 30, 2006.  The board minutes discuss, among other items, a disagreement between the Registrant and Crdentia Corp. regarding the interpretation of the rights and obligations of the parties under the Interim Management Agreement (the “IMA”), which the parties signed in connection with the Merger Agreement. Specifically, on November 3, 2006, Crdentia Corp. granted a security interest in the outstanding shares of Sound Health Solutions, Inc., the Registrant’s wholly-owned subsidiary, to MedCap Partners L.P., James D. Durham and C. Fred Toney in connection with the creation of a cash collateral account to facilitate additional borrowings by Crdentia Corp.  Crdentia Corp. contends the grant of the security interest is allowed pursuant to the terms of the IMA, and has publicly stated in its filings with theSecurities and Exchange Commission that if it secures the additional borrowings, funds from these borrowings will be used to cover the operating expenses of both Crdentia and the Registrant prior to the closing of the proposed merger between the parties.  Mr. Durham is the president, chief executive officer and chairman of the board of directors of Crdentia Corp., and served on the Registrant’s board of directors until his resignation on September 5, 2006.  Mr. Toney is a Managing Member of MedCap Management & Research LLC, which is the general partner of MedCap Partners L.P. and MedCap Master Fund L.P. (collectively, the “MedCap Funds”), serves as a director on Crdentia Corp.’s board of directors and served on the Registrant’s board of directors until his resignation on September 20, 2006.  The MedCap Funds are significant holders of the stock of the Registrant and Crdentia Corp.  In addition, the board minutes discuss stock sales and transfers by the MedCap Funds in both the stock of the Registrant and Crdentia Corp. following the execution of the Merger Agreement, which sales and transfers are disclosed on Form 4s on file with the Securities and Exchange Commission.  The Registrant and its board have been and intend to continue to work to resolve these matters with Crdentia Corp., and to complete the merger transaction described in the Merger Agreement.  The Registrant’s board continues to believe that completing the merger with Crdentia Corp. is in the best interests of the Registrant and its stockholders.

J. H. Cohn LLP’s decision to resign was not recommended or approved by the Registrant’s board of directors.  The Registrant’s board of directors has accepted the decision of J. H. Cohn LLP to withdraw as the Registrant’s independent registered public accounting firm, and has instructed the audit committee to begin a search for a new audit firm to serve as the Registrant’s independent registered public accounting firm.

J. H. Cohn LLP’s reports on the Registrant’s financial statements for the fiscal years ended December 31, 2004 and December 31, 2005 did not contain any adverse opinion or any disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.  However, J. H. Cohn LLP’s reports for the years ended December 31, 2004 and 2005 included an explanatory paragraph noting the Registrant’s recurring losses from operations and the Registrant’s requirement for additional funding, which raised the substantial doubt about the Registrant’s ability to continue as a going concern.

During the fiscal years ended December 31, 2004 and December 31, 2005, and the subsequent interim quarterly periods ended March 31, 2006 and June 30, 2006, respectively, there were no disagreements between the Registrant and J. H. Cohn LLP on any matter of accounting principles or practice, financial statement disclosure or auditing scope of procedure which, if not resolved to the satisfaction of J. H. Cohn LLP, would have caused J. H. Cohn LLP to make a reference to the subject matter thereof in connection with its reports and, during the same period, until J. H. Cohn LLP’s resignation, there were no reportable events as defined in item 304(a)(1)(iv) of the Commission Regulation S-B.

After receipt of the resignation letter, the Registrant contacted J. H. Cohn LLP and discussed the disclosures contained in this Current Report on Form 8-K.  The Registrant has provided J. H. Cohn LLP with a copy of this Current Report, and requested that they furnish Registrant a letter, addressed to the Securities and Exchange Commission, stating whether they agree with the information disclosed in the Current Report.

Item 8.01 Other Events.

Reference is made to the discussion above regarding J. H. Cohn LLP’s decision to resign from its position as the Registrant’s independent registered public accounting firm effective November 17, 2006 and the reasons for such resignation.

On November 14, 2006, the Registrant filed a Notification of Late Filing on Form 12b-25, notifying the Securities and Exchange Commission that it could not timely file its Form 10-QSB for the fiscal quarter ended September 30, 2006 (the “Form 10-QSB”) and that it intended to file the Form 10-QSB on or before November 20, 2006.  As a result of the resignation of J. H. Cohn LLP, the Registrant was unable to timely file its Form 10-QSB by the November 20, 2006 deadline.  The audit committee of the Registrant is in the process of retaining a new audit firm to serve as the Registrant’s independent registered public accounting firm.  The Registrant intends to file the Form 10-QSB as promptly as possible following its retention of a new independent registered public accounting firm.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

16.1	Letter of Resignation dated November 21, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iVOW, Inc.

Date: November 22, 2006	By:	/s/	RICHARD M. GOMBERG
Richard M. Gomberg
Vice President of Finance, Chief Financial Officer and Secretary
(Principal financial and accounting officer)